UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 30, 2022

DIGITAL TURBINE, INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-35958	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX 78701

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	512 387 7717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of Digital Turbine, Inc. (the “Company”) filed with the Securities and Exchange Commission on July 15, 2022 submitted to our stockholders at the Company’s 2022 annual meeting of stockholders held on August 30, 2022 (the “Annual Meeting”).

At of the close of business on July 7, 2022, the record date for the Annual Meeting, a total of 98,791,155 shares of our common stock and 100,000 shares of our Series A preferred stock ("Preferred Stock"), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.

At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 74,426,927 shares or 75.3% of shares entitled to vote. Therefore, a quorum was present for purposes of the Annual Meeting.

Proposal 1	Election of Directors The stockholders elected eight directors to serve until the annual meeting of stockholders in 2023 with the following vote:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Vote
Roy H. Chestnutt	51,035,107	4,741,219	18,650,601
Robert Deutschman	49,366,544	6,409,782	18,650,601
Holly Hess Groos	50,805,768	4,970,558	18,650,601
Mohan S. Gyani	54,220,877	1,555,449	18,650,601
Jeffrey Karish	53,320,723	2,455,603	18,650,601
Mollie V. Spilman	55,146,796	629,530	18,650,601
Michelle M. Sterling	54,781,342	994,984	18,650,601
William G. Stone III	55,125,925	650,401	18,650,601

Proposal 2

Advisory Vote on Executive Compensation

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

For	Against	Abstain	Broker Non-votes
52,987,733	2,350,771	437,822	18,650,601

Proposal 3	Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023, was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
74,056,372	242,697	127,858	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2022	Digital Turbine, Inc.

	/s/	Barrett Garrison
	By:	Barrett Garrison
	Its:	Executive Vice President, Chief Financial Officer

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